                                                                  EXHIBIT 10.42

                                                                EXECUTION COPY

                               ALTERNATE CURRENCY ANNEX

                                     ITALIAN LIRE


     This Alternate Currency Annex (the "ANNEX") is entered into as of May 29, 1997 by and among R. J. Tower Corporation, a Michigan corporation (the "COMPANY"), Tower Italia S.r.l. ("TOWER ITALIA") and Interfin S.p.A. ("INTERFIN"), as Alternate Currency Borrowers with respect to Italian Lire (Tower Italia and Interfin each being a "LIRE BORROWER"), Istituto Bancario San Paolo di Torino S.p.A., Torino Main Branch, as the Alternate Currency Lender with respect to Italian Lire (the "LIRE LENDER"), and Bank of America National Trust and Savings Association, as Agent (in such capacity, the "AGENT") under the Credit Agreement dated as of April 18, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT") by and among the Company, the various financial institutions from time to time party thereto, and the Agent. Capitalized terms not defined herein shall have the meanings specified in the Credit Agreement.

     WHEREAS, the Company desires that Alternate Currency Loans be made in Italian Lire to each Lire Borrower;

     WHEREAS, the Required Lenders have accepted the Company's request that Alternate Currency Loans be made in Italian Lire to each Lire Borrower; and

     WHEREAS, the Lire Lender is willing to make Alternate Currency Loans in Italian Lire to each Lire Borrower; and

     WHEREAS, each Lire Borrower desires to become bound by and subject to the provisions of the Credit Agreement as an Alternate Currency Borrower with respect to Italian Lire;

     NOW THEREFORE, in consideration of the foregoing, and for the covenants and agreements contained herein and in the Credit Agreement, the parties hereto hereby agree as follows:

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     1.     This Annex shall be an Alternate Currency Annex with respect to
Alternate Currency Loans in Italian Lire pursuant to Section 2.17 of the Credit Agreement.

     2. The Alternate Currency Sublimit with respect to Alternate Currency Loans in Italian Lire shall be $60,000,000.

     3. The Alternate Currency Commitment Termination Date with respect to Alternate Currency Loans in Italian Lire shall be November 27, 1998.

     4. The Company (i) represents and warrants that each Lire Borrower is a Supermajority-Owned Subsidiary of the Company, (ii) confirms that all of its obligations under the Credit Agreement are, and upon each Lire Borrower becoming an Alternate Currency Borrower with respect to Italian Lire shall continue to be, in full force and effect, and (iii) confirms that upon each Lire Borrower becoming an Alternate Currency Borrower with respect to Italian Lire, the term "Obligations," as used in the Credit Agreement, shall include all Obligations of such Alternate Currency Borrower under the Credit Agreement and the other Credit Documents.

     5. Each Lire Borrower (i) represents and warrants that all the representations and warranties set forth in Article V of the Credit Agreement are true and correct to the extent applicable to it, (ii) acknowledges and confirms that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, and (iii) hereby agrees by its signature hereunder to be bound by the provisions of the Credit Agreement applicable to Alternate Currency Borrowers to the same extent as if it had been a direct signatory thereto.

     6. The Agent hereby designates the Lire Lender as the Alternate Currency Lender with respect to Italian Lire, and the Lire Lender hereby accepts such designation and all of its rights and obligations as such under the Credit Agreement and this Annex. The Lire Lender's Lending Office shall be its Torino Main Branch.

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     7.     Additional terms and provisions with respect to the Alternate
Currency Loans in Italian Lire are set forth in Schedule 1 hereto.

     8. In the event of a conflict between this Annex and the Credit Agreement, the terms and provisions of this Annex shall control.

     9. The obligation of the Lire Lender to make Alternate Currency Loans in Italian Lire pursuant to the Credit Agreement and this Annex is subject to the condition that the Agent and the Lire Lender shall have received on or before the date hereof all of the following in form and substance reasonably satisfactory to the Agent and the Lire Lender:

     (a)    ANNEX.  This Annex executed by each party thereto;

     (b)    RESOLUTIONS; INCUMBENCY.    (i) Copies of resolutions of the sole
     director of each Lire Borrower authorizing the execution and delivery of this Annex and the other transactions contemplated hereby, certified as of the date hereof by the sole director of such Lire Borrower;

            (ii) A certificate of the sole director of each Lire Borrower certifying as to the name, true signature and fiscal code ("codice fiscale") of such sole director;

     (c) ORGANIZATIONAL DOCUMENTS; GOOD STANDING. Each of the following documents:

            (i) the articles of incorporation ("Atto Costitutivo") of each Lire Borrower as in effect on the date hereof, duly authorized and confirmed by all necessary Governmental Authorities and certified by the sole director of such Lire Borrower as of the date hereof;

            (ii) the bylaws ("Statuto") of each Lire Borrower as in effect on the date hereof, duly authorized and confirmed by all necessary Governmental Authorities and certified by the sole director of such Lire Borrower as of the date hereof;

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            (iii)  a good standing certificate with VAT tax code
     ("Certificato della Camera di Commercio con codice IVA") for Interfin from the applicable Italian Governmental Authority as of a recent date;

            (iv) a certificate of the Court of Rome as of a recent date evidencing that Tower Italia is not subject to any Insolvency Proceeding; and

            (v) a certificate of an Italian public notary as of the date hereof as to the formation of Tower Italia;

     (d) ITALIAN ACQUISITION. Evidence that the Italian Acquisition has been consummated and is binding upon each of the Lire Borrowers;

     (e)    OPINIONS.     (i)  An opinion of Italian counsel to each Lire
     Borrower in substantially the form of Exhibit A-1 hereto; and

            (ii) An opinion of New York counsel to each Lire Borrower in substantially the form of Exhibit A-2 hereto; and

     (f) OTHER DOCUMENTS. Such other approvals, opinions, documents or materials as the Agent or the Lire Lender may reasonably request.

     10. ASSIGNMENTS BY LENDERS. The Lire Lender hereby agrees that its consent is not required in connection with any assignment or delegation by a Lender of its Assignable Credit Exposure pursuant to Section 10.8 of the Credit Agreement to an Eligible Assignee that is an Affiliate of such Lender or to an Existing Lender.

     11.    CONSENTS WITH RESPECT TO MERGERS INVOLVING THE LIRE BORROWERS.
In the event that any or all of the Lire Borrowers elect to merge or consolidate with or into each other or other Persons and as a result, the Lire Lender is requested to provide consent or otherwise take any action with respect to such merger or consolidation pursuant to Italian Requirements of Law, (i) the Lire Lender shall promptly provide the Agent with such request

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and such other information regarding such merger or consolidation and such request as the Agent may reasonably request, and (ii) the Lire Lender shall not give any such consent or take any such action unless it has been directed to do so in writing by the Agent.

     12. GOVERNING LAW. This Annex shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of law principles.

                                    *  *  *  *  *




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     IN WITNESS WHEREOF, the parties hereto have caused this Alternate
Currency Annex to be executed and delivered as of the date first above written.

                                        R. J. TOWER CORPORATION,
                                        a Michigan corporation


                                        By:  /s/ Carl E. Nelson
                                            -------------------------
                                        Name:  Carl E. Nelson
                                              -----------------------
                                        Title: Assistant Secretary
                                               ----------------------


                                        TOWER ITALIA S.R.L.


                                        By:  /s/ Carl E. Nelson
                                            -------------------------
                                        Name:  Carl E. Nelson
                                              -----------------------
                                        Title: Assistant Secretary
                                               ----------------------

                                        INTERFIN S.P.A.


                                        By:   /s/ Carl E. Nelson
                                            -------------------------
                                        Name:  Carl E. Nelson
                                              -----------------------
                                        Title: Assistant Secretary
                                               ----------------------


                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION,
                                        as Agent


                                        By:  /s/ Lynn Stetson
                                            -------------------------
                                        Name:  Lynn Stetson
                                              -----------------------
                                        Title: Managing Director
                                               ----------------------


                                        ISTITUTO BANCARIO SAN PAOLO DI
                                        TORINO S.P.A., TORINO MAIN BRANCH

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                                        By:  /s/ Mr. Alini
                                            -------------------------
                                        Name:  Mr. Alini
                                              -----------------------
                                        Title:
                                               ----------------------





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                                                                     Schedule 1

                               ALTERNATE PROCEDURES

                     ALTERNATE CURRENCY LOANS IN ITALIAN LIRE


1.   REQUEST FOR ALTERNATE CURRENCY LOANS  (Section 2.17(a)).

     To request an Alternate Currency Loan denominated in Italian Lire, a Lire Borrower shall notify the Lire Lender at its Torino Main Branch, not later than 11:00 a.m., Torino time, three Business Days before the
     date of the proposed Borrowing.   The Torino Main Branch of the Lire
     Lender shall send to the Agent a copy of such notice via facsimile not later than 3:00 p.m., Torino time, three Business Days before the date of the proposed Borrowing.

2.   FUNDING OF BORROWING  (Section 2.17(b)).

     The Agent shall notify the Lire Lender via facsimile not later than 10:00 a.m., Torino time, two Business Days before the date of the proposed Borrowing, as to whether the requested Alternate Currency Loan should be made. Upon receipt from the Agent of confirmation to the effect that the requested Alternate Currency Loan should be made, the Lire Lender shall make each Alternate Currency Loan in Italian Lire on the proposed date thereof by wire transfer of such immediately available funds by 11:00 a.m., Torino time, to an account located in Italy which has been specified for such purpose by the relevant Lire Borrower.

3.   PREPAYMENT OF LOANS  (Section 2.17(d)).

     The applicable Lire Borrower shall notify the Lire Lender at its Torino Main Branch via facsimile of any prepayment of an Alternate Currency Loan denominated in Italian Lire not later than 11:00 a.m., Torino time, three Business Days before the date of prepayment. The Torino Main Branch of the Lire Lender shall send to the Agent a copy of such notice. Any funding breakage costs related to any such

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     prepayment shall be payable by the relevant Lire Borrower pursuant to the Credit Agreement.

4.   INTEREST  (Section 2.17(c)).

     Each Alternate Currency Loan denominated in Italian Lire shall bear interest at a rate per annum equal to 30 basis points above the interbank offered rate for Italian Lire in Torino for the period in effect for such Alternate Currency Loan. Interest on each such Alternate Currency Loan shall be payable at the end of the applicable period and, if such period is longer than three months, at the end of each calendar quarter.

5.   FEES.  (Section 2.10(c))

     The Company shall remit to the Lire Lender at its Torino Main Branch a fee in respect of the ability of the Lire Borrowers to borrow Alternate Currency Loans in Italian Lire payable as of the date hereof and on each annual anniversary of the date hereof in an amount equal to $45,000.

6.   PAYMENTS GENERALLY  (Section 2.17(d)).

     Each Lire Borrower that borrows an Alternate Currency Loan in Italian Lire shall make all payments required with respect to such Alternate Currency Loans (whether of principal, interest or fees) from a payment location in Italy prior to 11:00 a.m., Torino time, on the date when due, in immediately available funds, without set-off or counterclaim. All such payments shall be made in Italian Lire to the Lire Lender at its Torino Main Branch at the following address:

            Istituto Bancario San Paolo di Torino S.p.A.
            Piazza San Carlo 156
            10121 Torino
            Branch Number 700 PSC
            Italia
            Attention:  Mr. Alini
            Telephone:  39-11-555-2174
            Facsimile:  39-11-555-6612

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     The Lire Lender shall give the Agent prompt notice of all such payments.

7.   NOTICES  (Section 2.17(b)).

     In connection with Alternate Currency Loans denominated in Italian Lire, notices shall be sent to the Lire Lender at its Torino Main Branch at the following address:

            Istituto Bancario San Paolo di Torino S.p.A.
            Piazza San Carlo 156
            10121 Torino
            Branch Number 700 PSC
            Italia
            Attention:  Mr. Alini
            Telephone:  39-11-555-2174
            Facsimile:  39-11-555-6612


     or such other address as the Lire Lender shall designate to the Company, the Lire Borrowers and the Agent. The Torino Main Branch of the Lire Lender shall send to the Agent a copy of any such notices.

8.   RECORDKEEPING; ADVICE TO LENDERS

     The Agent shall be responsible for maintaining a record of the Alternate Currency Loans denominated in Italian Lire made from time to time and all payments made with respect thereto, whether for interest, fees or principal payments. The Agent shall also be responsible for advising all Lenders on a timely basis of their contingent obligations with respect to any outstanding Alternate Currency Loans denominated in Italian Lire.



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